UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 3, 2005


                                   VOIP, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)


         Texas                     000-28985                 75-2785941
--------------------------- ------------------------  -------------------------
 (State of Incorporation)     (Commission File No.)         (IRS Employer
                                                         Identification No.)


         12330 SW 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330
         --------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (954) 434-2000
                                 --------------
              (Registrant's telephone number, including area code)

Item 1.01  Entry Into A Definitive Material Agreement

         On August 3, 2005, VoIP, Inc. (the "Company") and WQN, Inc. ("WQN") executed an Asset Purchase Agreement (the "Asset Purchase Agreement"), pursuant to which, among other things, VoIP Acquisition Company ("Acquisition Sub"), a wholly-owned subsidiary of the Company, will purchase (the "Asset Purchase") substantially all of the assets of WQN relating to WQN's "voice over internet protocol" business (the "Assets"). A copy of the Asset Purchase Agreement is filed as Exhibit 2.1 hereto. A copy of the press release regarding the execution of the Asset Purchase Agreement is filed as Exhibit 99.1 hereto.

The Asset Purchase Agreement

General

         Pursuant to the Asset Purchase Agreement, Acquisition Sub will purchase the Assets for a purchase price consisting of (1) a Convertible Promissory Note, in the principal amount of $3,700,000 (the "Purchase Note"), (2) 1,250,000 shares of the Company's restricted common stock, par value $0.001 per share (the "Common Stock") and (3) a warrant (the "Purchase Warrant") to purchase 5,000,000 shares of Common Stock. In addition, the Asset Purchase Agreement provides that, in the event that the accounts payable of WQN transferred to the Company in the Asset Purchase exceed the accounts receivable transferred to the Company in the Asset Purchase, WQN will pay the Company the difference. If WQN is required to pay such difference, the Company will issue additional shares of Common Stock at the rate of one share per dollar of such excess, up to 500,000 shares.

         The Company and WQN made customary representations, warranties and covenants in the Asset Purchase Agreement and consummation of the Asset Purchase is subject to customary conditions, including the approval of the Asset Purchase Agreement and the Asset Purchase by the stockholders of WQN.

         The Asset Purchase Agreement provides certain registration rights to WQN covering the shares of Common Stock to be issued to WQN pursuant to the Asset Purchase Agreement.

The Purchase Note

         Upon the closing of the Asset Purchase, the Company will issue the Purchase Note to WQN. The Purchase Note, in the principal amount of $3,700,000, will accrue interest at the rate of 6% per annum. The aggregate outstanding principal amount of the Purchase Note, together with interest due thereon, is convertible (a) into shares of preferred stock, if the Company files a Certificate of Designation establishing a series of preferred stock, or (b) into shares of Common Stock, if the Company does not file a Certificate of Designation establishing a series of preferred stock. If the Purchase Note is converted into shares of preferred stock, the number of shares of preferred stock into which the Purchase Note shall be converted shall be equal to (i) the sum of (x) the principal amount due under the Purchase Note, and (y) the amount of accrued but unpaid interest thereon, (ii) divided by ten (10) (the "Conversion Amount"). If the Purchase Note is converted into Common Stock, the number of shares of Common Stock into which the Purchase Note shall be converted shall be equal to the product of (A) the Conversion Amount, and (B) 9.43 (subject to adjustment pursuant to the terms of the Asset Purchase Agreement). The Purchase Note will automatically convert into preferred stock at such time as a series of preferred stock is established by the Company. The date upon which amounts under the Purchase Note are due may be accelerated upon the occurrence of certain standard events of default, and in such circumstances, the Purchase Note will accrue interest at the rate of 12% per annum until paid.

Purchase Warrant

         As part of the purchase price for the Assets, upon the closing of the Asset Purchase, the Company will issue to WQN the Purchase Warrant, exercisable for 5,000,000 shares of Common Stock, at an exercise price of $0.001 per share. The Purchase Warrant will expire on August 1, 2010.

         The foregoing description of the Asset Purchase and the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement. Other than in respect of the Asset Purchase Agreement and as noted under "The Bridge Note and Bridge Warrant" and "The Security Agreement," below, there is no material relationship between the Company or its affiliates and WQN.

         The Asset Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or WQN. The Asset Purchase Agreement contains representations and warranties each of the Company and WQN made to the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Asset Purchase Agreement. The disclosure schedules contain information that modifies, qualifies and/or creates exceptions to the representations and warranties set forth in the Asset Purchase Agreement. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.

The Bridge Note and Bridge Warrant

         Concurrently with the execution of the Asset Purchase Agreement, on August 3, 2005, WQN advanced to the Company $1,000,000, pursuant to a promissory note (the "Bridge Note"). The Bridge Note will accrue interest at the rate of 6% per annum and is due and payable on August 1, 2006. The date upon which amounts under the Bridge Note are due may be accelerated upon the occurrence of certain standard events of default, and in such circumstances, the Bridge Note will accrue interest at the rate of 12% per annum until paid. In connection with the Bridge Note, the Company issued to WQN a warrant (the "Bridge Warrant") to purchase 625,000 shares of Common Stock, at an exercise price of $1.37 per share.

        If the Asset Purchase fails to close due to the termination of the Asset Purchase Agreement by WQN, the Bridge Note will mature in 12 months. If WQN or the Company terminate the Asset Purchase Agreement under certain circumstances, the Bridge Note will be repayable, at the option of the Company, in Common Stock at the rate of $0.80 per share. If the Asset Purchase closes, the Bridge Note and Bridge Warrant will be cancelled and replaced by the WQN's receipt of the cash portion of the Assets. Copies of the Bridge Note and the Bridge Warrant are filed as Exhibits 10.1 and 10.2 hereto.

Security Agreement

         The Bridge Note is, and the Purchase Note will be, secured by certain assets of the Company pursuant to the security agreement (the "Security Agreement"), dated August 3, 2005, between the Company and WQN. The security interest of WQN under the Security Agreement is subordinate to certain other lenders of the Company. A copy of the Security Agreement is filed as Exhibit
10.3 hereto.

Agreements with Lender

         In connection with the Asset Purchase and the issuance of the Bridge Note and Bridge Warrant, the Company and its subsidiaries entered into certain agreements with Cedar Boulevard Lease Funding, Inc (the "Lender"). These include
(1) a Consent, Waiver and Acknowledgment, filed as Exhibit 10.4 hereto, (2) a Third Amendment to Subordinated Loan and Security Agreement, filed as Exhibit
10.5 hereto, (3) a Security Agreement, filed as Exhibit 10.6 hereto, and (4) a Guaranty, filed as Exhibit 10.7 hereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

         The disclosure set forth in Item 1.01 under the headings "The Asset Purchase Agreement - The Purchase Note", "The Bridge Note and Bridge Warrant" and "The Security Agreement" and "Agreements with Lender" is incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities

         The disclosure set forth in the "The Asset Purchase Agreement" and "The Bridge Note and Bridge Warrant" above is incorporated herein by reference. The issuance of the Bridge Warrant was, and the issuance of the Common Stock, the Purchase Note and the Purchase Warrant (and the securities issuable upon conversion and exercise thereof) pursuant to the Asset Purchase Agreement will be, made in reliance upon an exemption from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act") set forth in Section 4(2) and Regulation D thereof, relative to sales by an issuer not involving any public offering, and the rules and regulations thereunder.

Safe Harbor

         Statements about the Company's future expectations and all other statements in this Current Report on Form 8-K, other than historical facts, are "forward-looking statements" within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created thereby.

         The above information contains information relating to the Company that is based on the beliefs of the Company and/or its management as well as assumptions made by, and information currently available to, the Company or its management. When used in this document, the words "anticipate," "estimate," "expect," "intend," "plans," "projects," and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, the impact of competitive services and pricing and general economic risks and uncertainties.

Item 9.01 Financial Statements and Exhibits.

         (c) Exhibits.

              2.1 Asset Purchase Agreement, dated as of August 3, 2005, by and between VoIP, Inc., VoIP Acquisition Company and WQN, Inc.

              10.1   Promissory Note, dated August 3, 2005

              10.2   Warrant, dated August 3, 2005

              10.3 Security Agreement, dated August 3, 2005, between VoIP, Inc. and WQN, Inc.

              10.4 Consent, Waiver and Acknowledgment, dated August 3, 2005, by and among Cedar Boulevard Lease Funding, Inc., VoIP, Inc. and certain subsidiaries of VoIP, Inc.

              10.5 Third Amendment to Subordinated Loan and Security Agreement, dated August 3, 2005, by and among Cedar Boulevard Lease Funding, Inc., VoIP, Inc. and certain subsidiaries of VoIP, Inc.

              10.6 Security Agreement, dated August 3, 2005, between Cedar Boulevard Lease Funding, Inc. and VoIP Acquisition Company.

              10.7 Guaranty, dated August 3, 2005, between Cedar Boulevard Lease Funding, Inc. and VoIP Acquisition Company

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 9, 2005                        VOIP, INC.
                                               (Registrant)



                                        By:    /s/  Steven Ivester
                                           ---------------------------------
                                               Steven Ivester
                                               President and Chief Executive
                                               Officer